Effective immediately, the sub-section entitled “Portfolio Manager(s)” beneath the main heading "Summary of Key Information" is restated in its entirety as follows:

Portfolio Manager(s)

Portfolio Manager	Since	Title
Barnaby Wiener	2003	Investment Officer of MFS
Benjamin Stone	2008	Investment Officer of MFS

As of September 30, 2014, Pablo De La Mata will be added as a portfolio manager of the fund.

As of December 31, 2014, Barnaby Wiener will no longer be a portfolio manager of the fund.

Effective immediately, the sub-section entitled “Portfolio Manager(s)” beneath the main heading "Management of the Fund" is restated in its entirety as follows:

Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.

Portfolio Manager	Primary Role	Five Year History
Barnaby Wiener	Portfolio Manager	Employed in the investment area of MFS since 1998
Benjamin Stone	Portfolio Manager	Employed in the investment area of MFS since 2005

As of September 30, 2014, Pablo De La Mata will be added as a portfolio manager of the fund.

As of December 31, 2014, Barnaby Wiener will no longer be a portfolio manager of the fund.

1002003                                                                                                                                                                           1                                                                           FCG-PM-SUP-100313